UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 21, 2020

SIRIUS INTERNATIONAL INSURANCE GROUP, LTD.
(Exact name of registrant as specified in charter)

Bermuda	001-38731	98-0529995
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14 Wesley Street
Hamilton HM 11, Bermuda
(Address of principal executive offices)

(441) 278-3140
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common shares, par value $0.01 per share	SG	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

ACTIVE 262293171

Item 8.01.	Other Events.
 Timing of 2020 Annual General Meeting of Shareholders

Sirius International Insurance Group, Ltd., a Bermuda exempted company (the “Company”), previously announced that its 2020 Annual General Meeting of Shareholders (the “Annual Meeting”) would be held on December 29, 2020 at 8:30 a.m. Bermuda Time. In light of the pendency of the consummation of the transactions (the “Closing”) contemplated by the Agreement and Plan of Merger dated as of August 6, 2020, as it may be amended from time to time, by and among Third Point Reinsurance Ltd. (“TPRE”), the Company and Yoga Merger Sub Limited, and the approval of such transactions by the shareholders of the Company and TPRE on November 23, 2020, the Company has determined to further postpone the Annual Meeting until March 31, 2021, at 8:30 a.m. Bermuda Time in the event that the Closing has not occurred by such date. The record date for such meeting will be February 15, 2021, and the Company will provide new proxy materials in connection with the Annual Meeting with additional information.

The Company also previously announced that any shareholder proposals submitted to the Company pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, in order to be included in the proxy materials for the Annual Meeting, must be received at the Company’s principal executive offices no later than July 1, 2020. The Company received no such shareholder proposals by that deadline. However, given the postponement of the Annual Meeting, the deadline for any shareholder proposals submitted to the Company pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, in order to be included in the proxy materials for the Annual Meeting, must now be received at the Company’s principal executive offices no later than December 31, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sirius International Insurance Group, Ltd.

By: /s/ Gene Boxer
Name: Gene Boxer
Title: Chief Strategy Officer & Group General Counsel

Date: December 21, 2020